UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - August 11, 2006

                     NATIONAL ATLANTIC HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

         New Jersey                     000-51127                22-3316586
-----------------------------   -------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

  4 Paragon Way, Freehold, New Jersey                              07728
-----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)

                                 (732) 665-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02  Results of Operations and Financial Condition.
---------  ----------------------------------------------
On August 10, 2006, National Atlantic Holdings Corporation issued a press release announcing its financial results for the second quarter of 2006.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements, Pro Form Financial Information and Exhibits.
---------  ------------------------------------------------------------------

(c)  Exhibits.

Exhibit Number      Description of Exhibit
--------------      ----------------------

    99.1            Press Release dated August 10, 2006.


--------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL ATLANTIC HOLDINGS CORPORATION

                                          By: /s/ Frank J. Prudente
                                              ----------------------------------
                                              Name:  Frank J. Prudente
                                              Title: Executive Vice President-
                                                     Corporate Finance and
                                                     Treasurer

Dated: August 11, 2006